UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

Quanergy Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39222	88-0535845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o SierraConstellation Partners, LLC
355 S. Grand Avenue, Suite 1450
Los Angeles, California		90071
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 408 245-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	QNGYQ	N/A
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $230.00 per share	QNGWQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 13, 2022, on December 13, 2022, Quanergy Systems, Inc. (the “Company”) filed a voluntary petition (Case No. 22-11305) for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such case, the “Case”).

On November 8, 2023, the Court entered an order confirming the First Amended Chapter 11 Plan of Quanergy Systems, Inc. (the “Plan”), pursuant to which all shares of common stock and other equity interests in the Company are expected to be cancelled and extinguished upon the Effective Date (as defined below) of the Plan. The Company expects that the effective date of the Plan will occur once all conditions precedent to the Plan have been satisfied (the “Effective Date”). A copy of the Plan is attached as Exhibit 2.1 to this Current Report on Form 8-K.

The following chart provides a summary of treatment of each Class of Claims and Interests (each as defined in the Plan) and an estimate of the recoveries of each Class. The treatment provided in this chart is for informational purposes only and is qualified in its entirety by Article III of the Plan.

Class	Claim or Interest	Summary of Treatment	Estimated Allowed Amount of Claims	Projected Recovery Under the Plan
1	Allowed Secured Claims	Unimpaired Deemed to Accept Plan	$0	100%
2	Allowed Priority Non-Tax Claims	Unimpaired Deemed to Accept Plan	$33,706	100%
3	Allowed General Unsecured Claims	Impaired Entitled to Vote on Plan	$12,578,792 - $13,836,671	8.5% - 10.3%
4	Allowed GUC Settlement Claims	Impaired Entitled to Vote on Plan	$10,027,430	0%
5	Subordinated Claims	Impaired Deemed to Reject Plan	N/A	N/A
6	Interests	Impaired Deemed to Reject Plan	N/A	N/A

The foregoing summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

For information regarding the Company’s assets and liabilities, please reference the Company’s monthly operating report filed with the United States Bankruptcy Court for the period beginning September 01, 2023 and ending September 30, 2023, which was previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on October 24, 2023.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	First Amended Chapter 11 Plan of Quanergy Systems, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANERGY SYSTEMS, INC.

Dated: November 14, 2023	By:	/s/ Patrick Archambault
Patrick Archambault Chief Financial Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

Quanergy Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39222	88-0535845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o SierraConstellation Partners, LLC
355 S. Grand Avenue, Suite 1450
Los Angeles, California		90071
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 408 245-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	QNGYQ	N/A
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $230.00 per share	QNGWQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 13, 2022, on December 13, 2022, Quanergy Systems, Inc. (the “Company”) filed a voluntary petition (Case No. 22-11305) for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such case, the “Case”).

On November 8, 2023, the Court entered an order confirming the First Amended Chapter 11 Plan of Quanergy Systems, Inc. (the “Plan”), pursuant to which all shares of common stock and other equity interests in the Company are expected to be cancelled and extinguished upon the Effective Date (as defined below) of the Plan. The Company expects that the effective date of the Plan will occur once all conditions precedent to the Plan have been satisfied (the “Effective Date”). A copy of the Plan is attached as Exhibit 2.1 to this Current Report on Form 8-K.

The following chart provides a summary of treatment of each Class of Claims and Interests (each as defined in the Plan) and an estimate of the recoveries of each Class. The treatment provided in this chart is for informational purposes only and is qualified in its entirety by Article III of the Plan.

Class	Claim or Interest	Summary of Treatment	Estimated Allowed Amount of Claims	Projected Recovery Under the Plan
1	Allowed Secured Claims	Unimpaired Deemed to Accept Plan	$0	100%
2	Allowed Priority Non-Tax Claims	Unimpaired Deemed to Accept Plan	$33,706	100%
3	Allowed General Unsecured Claims	Impaired Entitled to Vote on Plan	$12,578,792 - $13,836,671	8.5% - 10.3%
4	Allowed GUC Settlement Claims	Impaired Entitled to Vote on Plan	$10,027,430	0%
5	Subordinated Claims	Impaired Deemed to Reject Plan	N/A	N/A
6	Interests	Impaired Deemed to Reject Plan	N/A	N/A

The foregoing summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

For information regarding the Company’s assets and liabilities, please reference the Company’s monthly operating report filed with the United States Bankruptcy Court for the period beginning September 01, 2023 and ending September 30, 2023, which was previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on October 24, 2023.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	First Amended Chapter 11 Plan of Quanergy Systems, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANERGY SYSTEMS, INC.

Dated: November 14, 2023	By:	/s/ Patrick Archambault
Patrick Archambault Chief Financial Officer